ADDENDUM TO STOCK OPTION AGREEMENT
         POTLATCH CORPORATION 1995 STOCK INCENTIVE PLAN


Name of Outside Director:

1.   Date of Grant:

2.   Exercise Price: $      per share, which is agreed to be
     one hundred percent (100%) of the Fair Market Value of the common stock subject to the Option on the Date of Grant.

3.   The number of Shares subject to this Option is (check one):

     __   1,000 Shares (Director Election)

     __   500 Shares (Annual Grant)

     This number is subject to adjustment as provided in
     Section 13 of the Plan and Paragraph 6 of this stock option agreement.

The document entitled Stock Option Agreement - Potlatch
Corporation 1995 Stock Incentive Plan is incorporated by this reference into this addendum.

     IN WITNESS WHEREOF, the Corporation has caused this addendum to the stock option agreement to be executed on its behalf of its duly authorized representative and the Outside Director has executed the same on the date indicated below.

                                   POTLATCH CORPORATION

Date:_____________________         By____________________________
                                            Secretary

Date:_____________________         By____________________________
                                         Outside Director


                                          Effective 12/05/96

                               -3-

                                          Exhibit (10)(n)(iii)

              ADDENDUM TO STOCK OPTION AGREEMENT
        POTLATCH CORPORATION 1995 STOCK INCENTIVE PLAN

Name of Outside Director:

1.   Date of Grant:

2.   Exercise Price: $       per share, which is agreed
     to be one hundred percent(100%) of the Fair Market Value of the common stock subject to the Option on the Date of Grant.

3.   The number of Shares subject to this Option is (check one):

     __   1,000 Shares (Plan Approval/Director Election)

     __   500 Shares (Annual Grant)

     This number is subject to adjustment as provided in
     Section 13 of the Plan and Paragraph 6 of this stock option agreement.

The document entitled Stock Option Agreement - Potlatch
Corporation 1995 Stock Incentive Plan is incorporated by this reference into this addendum.

The options specified in Section 3 of this Addendum shall be canceled and the Agreement with respect to the options specified in this Addendum shall be without force and effect if the 1995 Stock Incentive Plan adopted by the Board of Directors of this Corporation on December 7, 1995 is not approved by the stockholders of this Corporation at the 1996 annual meeting of stockholders or any adjournment thereof.

     IN WITNESS WHEREOF, the Corporation has caused this addendum to the stock option agreement to be executed on its behalf by its duly authorized representative and the Outside Director has executed the same on the date indicated below.

                             POTLATCH CORPORATION

Date:___________________     By_____________________________
                                        Secretary

Date:___________________     By_____________________________
                                     Outside Director

                                             Effective 12/07/95
                               -4-

                     STOCK OPTION AGREEMENT

         POTLATCH CORPORATION 1995 STOCK INCENTIVE PLAN

   	THIS AGREEMENT made and entered into the day specified in the attached addendum to this Agreement by and between POTLATCH CORPORATION, a Delaware corporation (the "Corporation") and the outside director of the Corporation named in the attached addendum ("Outside Director"),

                     W I T N E S S E T H:

    	That to encourage stock ownership by directors of the Corporation and for other valuable consideration, the parties agree as follows:

     1. Definitions.

     (a) "Agreement" means this stock option agreement.

    	(b) "Board" means the Board of Directors of the Corporation.

    	(c) "Change in Control" means an event or transaction described in Subparagraph (a), (b), (c) or (d) of Paragraph 3
(without regard to the 30- and 365-day periods also described in those Subparagraphs).

    	(d) "Code" means the Internal Revenue Code of 1986, as amended.

    	(e) "Common Stock" means the $1 par value Common Stock of the Corporation.

    	(f) "Committee" means the committee appointed by the Board to administer the Plan. If Outside Director is a member of such Committee, Outside Director shall not participate in any actions and determinations of the Committee with respect to this Agreement.

    	(g) "Corporation" means Potlatch Corporation, a Delaware corporation.

	    (h) "Date of Grant" means the date specified in Section 1 of the addendum to this Agreement.

    	(i) "Exercise Price" means the price per Share designated in section 2 of the addendum to this Agreement at which this Option may be exercised.

    	(j) "Fair Market Value" of a Share as of a specified date means the closing price at which Shares are traded at the close of business on such date as reported in the New York Stock

                                           Outside Director Option
                               -5-

Exchange composite transactions published in the Western Edition of The Wall Street Journal, or if no trading of Shares is reported for that day, on the next preceding day on which trading was reported.

    	(k) "Nonqualified Stock Option" means an Option other than an incentive stock option described in Code section 422(b).

    	(l) "Option" means a stock option granted pursuant to the Plan.

    	(m) "Option Period" means the term of this Option as provided in Paragraph 3 of this Agreement.

    	(n) "Partial Exercise" means an exercise with respect to less than all of the vested but unexercised Shares subject to Option held by the person exercising the Option.

    	(o) "Plan" means the Potlatch Corporation 1995 Stock
Incentive Plan, pursuant to which the parties have entered into this Agreement.

    	(p) "Purchase Price" means the Exercise Price times the number of whole shares with respect to which this Option is exercised.

    	(q) "Securities Act" means the Securities Act of 1933, as amended.

    	(r) "Share" means one share of Common Stock, adjusted in accordance with Section 13 of the Plan.

    	(s) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    	2. The Corporation grants to Outside Director the option to purchase that number of shares of Common Stock specified in
Section 3 of the addendum to this Agreement for the Exercise
Price specified in Section 2 of the addendum to this Agreement, on the terms and conditions stated in this Agreement.

    	This Option has been granted pursuant to the Plan, a copy of the text of which Outside Director may obtain upon request to the Corporation.

                                          Outside	Director Option

	    3. Subject to the conditions stated in this Agreement, the period during which the option may be exercised (the
"Vesting Schedule") shall be as follows:

 Number of Shares	                     Vesting Schedule*

50% of the number of shares          From one year from the Date
specified in Section 3 of            of Grant to end of term for
the addendum                        	Option

50% of the number of shares          From two years from the
specified in Section 3 of           	Date of Grant to end of
the addendum                        	term for Option

    	No Partial Exercise of this Option may be for less than a multiple of 10 Shares.

    	Beginning six months after the Date of Grant, Outside
Director shall have the right to exercise the Option (or to call the related stock appreciation right as described in Paragraph
4), in whole or in part:

    	     (a) Within 30 days following the consummation of any transaction approved by the stockholders of the Corporation in which the Corporation will cease to be an independent publicly owned corporation (including, without limitation, a reverse merger transaction in which the Corporation becomes the subsidiary of another corporation) or the sale or other disposition of all or substantially all of the assets of the Corporation;

         	(b) Within 365 days following the date on which more than one-third (determined by rounding down to the next whole number) of the individual members of the Board neither (i) were directors of the Corpora-tion on a date three years earlier nor (ii) are individuals whose election or nomination for election as directors was affirmatively voted on by at least a majority of those directors described in (i) above who were still in office as of the date the Board approved such election or nomination;

         	(c) Within 365 days following the date on which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") that has acquired Shares pursuant to a tender offer subject to section 14(d) of the 1934 Act becomes entitled to vote 20% or more of

* See Paragraph 5 for further explanation of end of term for Option.

                                     Outside	Director Option
     the aggregate voting power of the capital stock of the Corporation issued and outstanding; and

	       (d) Within 30 days prior to any dissolution or liquidation of the Corporation or any merger or consolidation in which the Corporation is not the surviving corporation, but not earlier than the date on which any required stockholder approval is obtained.

If an option in not exercised during any 30-day period described in (a) or (d) above, the option shall terminate at the close of business on the last day of the 30-day period; provided that if periods described in (a) and (d) are contiguous or overlap, unexercised options shall terminate at the close of business on the last day of the second 30-day period,

    	4. In the event of a Change in Control, this Option shall automatically include a stock appreciation right that may be called only during the periods described in Subparagraphs (a), (b), (c) or (d) of Paragraph 3. During any such period, Outside Director may surrender all or part of this Option and exercise the stock appreciation right in lieu of exercising all or any part of this Option, provided that at least six months have elapsed from the Date of Grant and that the Fair Market Value of the Common Stock on the date of such exercise is higher than the Exercise Price specified in Section 2 of the addendum to this Agreement. The exercise of a stock appreciation right is referred to in this Paragraph 4 as the "call."
Upon the call of a stock appreciation right, Outside
Director shall be entitled to receive payment of an amount equal to the difference obtained by subtracting the aggregate option price of the shares subject to the Option
(or the portion of such Option) from the Fair Market Value of such Shares on the date of such call. In the case of a stock appreciation right that is called during either of the 30-day periods described in Paragraph 3(a) or 3(d), for purposes of measuring the value of the stock appreciation right, "Fair Market Valuer" shall be the greater of (a) the value of the consideration per share that the Outside Director would have received in connection with the transaction described in Paragraph
3(a) or 3(d) as a stockholder of the Corporation if he or she had exercised the Option prior to the consummation of such transaction, or (b) the value determined in good faith by the Committee (as composed on the day preceding the date of consummation of the transaction described in Paragraph 3(a) or 3(d)), taking into consideration all relevant facts and circumstances.

     For all purposes under this Agreement (unless the context requires otherwise), the terms "exercise" or "exercisable" shall be deemed to include the terms "call" or "callable" as such terms may apply to a stock appreciation right, and in the event of the call of a stock appreciation right the underlying Option

                                          Outside	Director	Option
will be deemed to have been exercised for all purposes under the Plan.

    	Payment of a stock appreciation right shall be made as soon as reasonably practicable following receipt by the Corporation of the notice described in Paragraph 8. Payment of the stock appreciation right shall be made in such form as may be permitted pursuant to the rules and regulations adopted from time to time by the Committee, as in effect on the date the stock appreciation right if called.

    	5. The term of this Option shall end and this Option shall not be exercisable after 10 years from the Date of Grant or, if earlier, upon the termination of Outside Director's services as a director of the Corporation, subject to the following provisions:

        	(a) If the termination of services if caused by Outside Director's death, this Option, to the extent that it was exercisable under Paragraph 3 of this Agreement at the date of death and had not previously been exercised, may be exercised within 36 months after Outside
     Director's death by Outside Director's executors or administrators or by any person or persons who shall have acquired this Option directly from Outside Director by bequest or inheritance.

        	(b) If the termination of services is
     caused by retirement after five years of service as an outside director of the Corporation, this Option, to the extent it was exercisable under Paragraph 3 of this Agreement at the date of such termination and had not previously been exercised, may be exercised within 36 months after the date of such termination.

	        (c) If the termination of services is for any reason other than death or retirement, this Option, to the extent that it was exercisable under Paragraph 3 of this Agreement at the date of such termination and had not previously been exercised, may be exercised within three months after the date of such termination; provided that in such case the right to call a stock appreciation right as described in Paragraph 4 shall terminate on the date Outside Director's services terminate unless Outside Director requests and the Committee permits the call of the stock appreciation right within three months after the date of such termination.
     Notwithstanding the foregoing, if the termination of services is for cause, the option shall cease to be exercisable or callable at the time of such termination. The Board shall determine whether
     Outside Director's services are terminated for cause in accordance with the Corporation's
     Restated Certificate of Incorporation.

                                          Outside	Director Option

    	6. The Corporation agrees that it will at all times during the Option Period reserve and keep available sufficient authorized but unissued or reacquired Common
Stock to satisfy the requirements of this Agreement. The number of Shares reserved and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares by reason of stock dividends, stock splits, consolidations, recapitalizations, reorganizations or like events, as determined by the Committee pursuant to the Plan.

    	7. Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger, consolidation or other reorganization, this Option shall apply to the securities to which a holder of the number of Shares subject to this Option would have been entitled. Except to the extent
Paragraph 3 (and Paragraph 4) permit the exercise of
Options (and stock appreciation rights) within a specified time period before or after a Change in Control, a dissolution or liquidation of the Corporation or a merger, consolidation or other reorganization in which the Corporation is not the surviving corporation shall cause this Option to terminate on the effectlve date of such dissolution, liquidation or reorganization, unless the agreement of merger, consolidation or reorganization shall otherwise provide. In the event that the Corporation undergoes a reverse merger transaction, Outside Director
(or Outside Director's representative) shall be entitled to receive the same consideration in such transaction
(including, without limitation, cash) as other stockholders are entitled to receive.

    	8. Outside Director, or Outside Director's representative, may exercise this Option by giving written notice to the Corporation at San Francisco, California, attention of the Secretary, specifying the election to exercise the Option, the number of Shares for which it is being exercised and the method of payment for the amount of the Purchase Price of the Shares for which this Option is exercised. Such payment shall be made:

         	(a) In United States dollars delivered at the time of exercise;

         	(b) Subject to the conditions stated in
     rules and regulations adopted by the Committee, by the surrender of Shares in good form for transfer, owned by the person exercising this Option and having an aggregate Fair Market
     Value on the date of exercise equal to the Purchase Price; or

         	(c) In any combination of Subparagraphs (a) and
     (b) above, if the total of the cash paid and the Fair
     Market Value of the Shares surrendered equals the

                                     Outside Director Option

     Purchase Price of the Shares for which this Option is being exercised.

    	The notice shall be signed by the person or persons exercising this Option, and in the event this Option is being exercised by the representative of Outside Director, shall be accompanied by proof satisfactory to the Corporation of the right of the representative to exercise the Option. No Share shall be issued until full payment has been made. After receipt of full payment the Corporation shall cause to be issued a certificate or certificates for the Shares for which this Option has been exercised, registered in the name of the person or persons exercising the Option (or in the name of such person or persons and another person as community property or as joint tenants), and cause such certificate or certificates to be delivered to or upon the order of such person or persons.

    	9. In the event the Corporation determines that it is required to withhold state or federal income tax as a result of the exercise of this Option, as a condition to the exercise of the Option, Outside Director will make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

    	10. Neither Outside Director nor Outside Director's representative shall have any rights as a stockholder with respect to any Shares subject to this Option until such Shares shall have been issued to Outside Director or Outside Director's representative.

    	11. Unless at the time Outside Director gives notice of the exercise of this Option, the Shares to be issued are registered under the Securities Act, the notice shall include a statement to the effect that all Shares for which this Option is being exercised are being purchased for investment, and without present intention of resale, and will not be sold without registration under the Securities Act or exemption from registration, and such other representations as the Committee may require. The Corporation may permit the sale or other disposition of any Shares acquired pursuant to any such representation if it is satisfied that such sale or other disposition would not contravene applicable state or federal securities laws. Unless the Corporation shall determine that, in compliance with the Securities Act or other applicable statute or regulation, it is necessary to register any of the Shares for which this Option has been exercised, and unless such registration, if required, has been completed, certificates to be issued upon the exercise of this Option shall contain the following legend:

	         "The Shares represented by this certificate have not been registered under the Securities Act of 1933 and may be offered, sold or transferred only if

                                     Outside Director Option
                               -11-
     registered pursuant to the provisions of that Act or if an exemption from registration is available."

    	12. Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred by this Agreement shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred by this Agreement, contrary to the provisions of this Paragraph, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred by this Agreement, this Option and the rights and privileges conferred by this Agreement shall immediately become null and void.

    	13. Nothing in this Agreement shall be construed as giving Outside Director the right to be retained as a director of the Corporation.

    	14. This Agreement shall be interpreted and construed in accordance with the laws of the State of California.

                                           Outside Director Option

                               -12-